Exhibit 10.56

Execution Version

FOURTH AMENDMENT, LIMITED WAIVER AND CONSENT UNDER
CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS

This FOURTH AMENDMENT, LIMITED WAIVER AND CONSENT UNDER CREDIT AGREEMENT AND OTHER LOAN DOCUMENTS is dated as of November 14, 2022 (this “Agreement”), and entered into by and among AIRSPAN NETWORKS INC., a Delaware corporation, as borrower (in such capacity, the “Borrower”), AIRSPAN NETWORKS HOLDINGS INC. (f/k/a New Beginnings Acquisition Corp.), a Delaware corporation (“ANH”), as Holdings (in such capacity, “Holdings”), each undersigned Subsidiary of the Borrower party to the Credit `Agreement (as defined below) as a Guarantor (Holdings, together with each such Subsidiary acting in such capacity, each, a “Guarantor”; and, together with the Borrower, collectively, the “Loan Parties” and, each, a “Loan Party”), the Lenders party hereto and DBFIP ANI LLC (“Fortress”), as Administrative Agent and Collateral Agent (Fortress, together with its successors and assigns in such capacities, the “Agent”), and acknowledged, agreed, and consented to by the Note Agent on the signature pages hereto.

WHEREAS, the Loan Parties are parties to (x) the Credit Agreement dated as of December 30, 2020 (as modified by (i) the Limited Consent dated as of March 8, 2021, (ii) the First Amendment to Credit Agreement dated as of June 14, 2021, (iii) the Waiver and Consent, Second Amendment, Restatement, Joinder and Omnibus Amendment to Credit Agreement and other Loan Documents dated as of August 13, 2021, (iv) the Limited Waiver and Consent under Amended and Restated Credit Agreement dated as of November 2, 2021 and (v) the Third Amendment and Waiver to Credit Agreement and other Loan Documents dated as of March 29, 2022, and as the same has been or may be further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the Effective Date (as defined below), the “Credit Agreement”), together with the Lenders and the Agent and (y) certain other Loan Documents pursuant to which the Loan Parties have provided guarantees and collateral security in respect of the Obligations;`

WHEREAS, ANH entered into that certain Senior Secured Convertible Note Purchase and Guarantee Agreement dated as of July 30, 2021 (as modified by (i) the Limited Waiver and Consent under Senior Secured Convertible Note Purchase and Guarantee Agreement dated as of November 2, 2021 and (ii) the First Amendment and Waiver to Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents dated as of March 29, 2022, and as the same has been or may be further amended, amended and restated, restated, supplemented or otherwise modified from time to time prior to the Effective Date, the “NPA”) by, among others, ANH, as issuer, Artemis Merger Sub Corp., a Delaware corporation, as guarantor, the purchasers party thereto (collectively, the “Purchasers”) and Fortress, as collateral agent on behalf of the secured parties thereunder (together with its successors and assigns in such capacity, the “Note Agent”) and, immediately prior to the consummation of the De-SPAC Transactions, Holdings issued Senior Secured Convertible Notes to the Purchasers under the terms of the NPA and the other Note Documents (as defined in the NPA);

WHEREAS, the Borrower has delivered to the Agent a notice letter, dated as of November 4, 2022, identifying Events of Default which have occurred pursuant to Section 8.01(c) of the Credit Agreement in connection with Defaults under Section 7.16(a) and Section 7.16(c) of the Credit Agreement (collectively, the “Identified Defaults”);

WHEREAS, in order to remedy the Identified Defaults, the Loan Parties have requested that the Requisite Lenders and the Agent provide, and subject to the terms and conditions set forth herein the Requisite Lenders and the Agent have agreed to provide, the Specified Waivers and Consents (as defined below);

WHEREAS, the Loan Parties, the Lenders party hereto (which constitute the Requisite Lenders) and the Agent are entering into this Agreement to document their agreement, effective as of September 30, 2022 (the “Consent Date”) waiving (a) the requirement for the Loan Parties to comply with (i) the minimum EBITDA financial covenant set forth in Section 7.16(c) of the Credit Agreement for the Test Period ended September 30, 2022 (the “Subject Test Period”) and (ii) the requirement for the Loan Parties to comply with the minimum liquidity financial covenant set forth in Section 7.16(a) of the Credit Agreement during the period from the Consent Date until the date that is the seventh (7th) calendar day following the Effective Date (or such later date as the Agent may agree in writing (including, for the avoidance of doubt, via e-mail) in its sole discretion) (the period from the Consent Date to and including such date as may be so extended by the Agent, the “Liquidity Period”) (all such waivers described in this clause (a), collectively the “Requested Covenant Waivers”), (b) the Identified Defaults, (c) any defaults pursuant to Section 8.01(e) of the Credit Agreement as a result of the defaults under the NPA correlating to the Identified Defaults (the “Cross-Defaults”), and (d) any prospective default or defaults that would have arisen pursuant to Section 8.01(c) or Section 8.01(e) of the Credit Agreement as a result of a failure to comply with or deliver reporting that evidences compliance with (i) Section 7.16(c) of the Credit Agreement for the Subject Test Period and (ii) Section 7.16(a) of the Credit Agreement for the Liquidity Period (all such prospective defaults described in this clause (c), collectively the “Prospective Defaults”; and together with the Identified Defaults and the Cross-Defaults, collectively the “Specified Defaults”; and the waivers of the Specified Defaults, together with the Requested Covenant Waivers, collectively the “Specified Waivers and Consents”); and

WHEREAS, it is the intent of the parties hereto that this Agreement does not constitute a novation of rights, obligations and liabilities of the respective parties (including the Obligations) existing under the Credit Agreement or evidence payment of all or any of such obligations and liabilities under any of the Loan Documents and such rights, obligations and liabilities shall continue and remain outstanding;

NOW, THEREFORE, in consideration of the premises set forth above and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the undersigned parties agree as follows:

1. Defined Terms. Except as otherwise defined in this Agreement, capitalized terms used in this Agreement and not otherwise defined in this Agreement shall have the meanings ascribed to such respective terms in the Credit Agreement. The parties hereto hereby expressly agree that this Agreement shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

2. Limited Waiver and Consent. With effect from the Consent Date until the last day of the Liquidity Period, the Agent and each Lender party hereto agreed to waive the Specified Defaults and hereby is entering into this Agreement to document the terms and the conditions of the Specified Waivers and Consents in accordance with this Section 2. This Agreement and consent shall be limited precisely as written and no other terms, covenants or provisions of the Credit Agreement or any other Loan Document are intended to be waived, amended or otherwise effected hereby. The waiver and consent set forth in the sentence immediately preceding shall be limited precisely as written, the limited waiver and consent with respect to compliance with the minimum liquidity test set forth in Section 7.16(a) of the Credit Agreement shall remain in effect only until the last day of the Liquidity Period. The Specified Waivers and Consents shall relate solely to the Specified Defaults described above in the manner they exist on or prior to the date hereof and not to any other change in facts or circumstances occurring after the date hereof, or to any other Defaults or Events of Default now existing or occurring after the date hereof or any other violation of any provision of the Credit Agreement or any of the other Loan Documents, and shall not in any way or manner restrict the Agent or any Lender from exercising any rights or remedies they may have with respect to any other Default or Event of Default (including, for the avoidance of doubt, any Default or Event of Default existing as of the date hereof which is not one of the Specified Defaults as expressly enumerated above and conditioned in this Section 2) at any time in respect of the Credit Agreement or any other Loan Document. Nothing in this Agreement shall be deemed to: (a) constitute a waiver of compliance by the Borrower or any other Loan Party with respect to any other term, provision or condition of the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein; or (b) create any course of dealing or otherwise impair or prejudice any right or remedy that the Agent or any other Secured Party may now have or may have in the future under or in connection with the Credit Agreement or any other Loan Document, or any other instrument or agreement referred to therein, with respect to any matter other than those specifically and expressly waived and consented to in this Section 2.

3. Amendments to the Credit Agreement.

3.1. Upon giving effect to the Effective Date, Section 1.01 of the Credit Agreement is amended by inserting the new definitions “Attorneys’ Fees”, “Fourth Amendment”, “Specified Fees” and “Waiver Fee” each in appropriate alphabetical order to read as follows:

““Attorneys’ Fees” means and shall include any and all reasonable attorney’s fees that are incurred by the Collateral Agent or any other Secured Party incidental to, arising out of, or in any way in connection with the Collateral Agent’s or other Secured Party’s interests in, or defense of, any action, claim, proceeding or the Collateral Agent’s or other Secured Party’s enforcement of its rights and interests with respect to any Collateral or otherwise under any Loan, or any Loan Document, which shall include all attorneys’ fees incurred by the Collateral Agent and other Secured Parties (including, without limitation, all expenses of litigation or preparation therefor whether or not the Collateral Agent or applicable Secured Party is a party thereto) whether or not a suit or action is commenced, and all costs in collection of sums due during any work out or with respect to settlement negotiations, or the cost to defend the Collateral Agent or other Secured Party or to enforce any of its rights, including, without limitation, during any bankruptcy or other insolvency proceeding.”

““Fourth Amendment” means that certain Fourth Amendment, Limited Waiver and Consent under Credit Agreement and Other Loan Documents, dated as of November 14, 2022, among the Borrower and the other Loan Parties party thereto, the Lenders party thereto and the Agent.”

““Specified Fees” means, collectively, the End of Term Fee, the Waiver Fee, the Administration Fee and Origination Fees.”

““Waiver Fee” has the meaning assigned to such term in the Fourth Amendment.”

3.2. Upon giving effect to the Effective Date, Section 1.01 of the Credit Agreement is amended by amending and restating the following definition in its entirety in order to read as follows, in appropriate alphabetical order:

““Obligations” means all Indebtedness and each and every other obligation of every nature (including expense reimbursement and indemnification) of each Loan Party under the Loan Documents (other than the Warrant) and the Note Purchase Documents, whether for principal, interest, fees, expenses, prepayment premiums, any Applicable Prepayment Premium, the End of Term Fee, the Administration Fee, the Waiver Fee, the Origination Fees (including, in each case as defined in the Convertible Notes, any Backstop Fee, Administration Fee, Change of Control Repurchase Price, or other Applicable Redemption Amount or Make-Whole Amount), regardless of how such obligation arises or by what agreement or instrument it may be evidenced, whether or not it is or may be direct, indirect, matured, unmatured, absolute, contingent, primary, secondary, liquidated, unliquidated, disputed, undisputed, joint, joint and several, legal, equitable, secured or unsecured, and whether or not any claim for such Indebtedness, liability or obligation is discharged, stayed or otherwise affected by any proceeding under any Debtor Relief Law. Without limiting the generality of the foregoing, the Obligations of each Loan Party include (a) the obligation (irrespective of whether a claim therefor is allowed in a proceeding under any Debtor Relief Law) to pay principal, interest, fees, expenses, prepayment premiums, any Applicable Prepayment Premium, the End of Term Fee, the Administration Fee, the Origination Fees and/or Attorneys’ Fees (including, in each case as defined in the Convertible Notes, any Backstop Fee, Administration Fee, Change of Control Repurchase Price, or other Applicable Redemption Amount or Make-Whole Amount) and disbursements, indemnities and other amounts payable by such Person under the Loan Documents (other than the Warrant) or the Note Purchase Documents, (b) the obligation to pay all costs and expenses incurred by the Collateral Agent and/or any other Secured Party to obtain, preserve, perfect and enforce the security interest granted herein and to maintain, preserve and collect the property subject to the security interest, including but not limited to all reasonable Attorneys’ Fees and expenses of any Secured Party to enforce any Obligations whether or not by litigation and (c) the obligation to reimburse any amount in respect of any of the foregoing that any Secured Party (in its reasonable discretion pursuant to the terms of this Agreement or any other Loan Document or Note Purchase Document) may elect to pay or advance of behalf of such Loan Party.”

3.3. Upon giving effect to the Effective Date, Section 2.01 of the Credit Agreement is amended by:

(i)	amending and restating clause (c) thereof in its entirety in order to read as follows:

“(c) Mandatory Prepayment Upon Acceleration. If the Loan Obligations are accelerated (whether following the occurrence and during the continuation of an Event of Default, by operation of law or otherwise), the Loan Parties shall immediately pay to the Lenders an amount equal to the sum of (i) all outstanding principal plus accrued and unpaid interest; plus (ii) the End of Term Fee, as further described in Section 2.01(f) below; plus (iii) the Waiver Fee; plus (iv) all other sums, if any, that shall have become due and payable, including interest at the Default Rate and, to the extent applicable, any Applicable Prepayment Premium.”

(ii)	Amending and restating clause (d)(i)(y)(B) thereof in its entirety in order to read as follows:

“(B) the End of Term Fee and the Waiver Fee on the principal portion of the Loan repaid;”

(iii)	amending and restating clause (f)(i) thereof in its entirety in order to read as follows:

“(f)(i) Notwithstanding anything herein to the contrary, upon the earliest to occur of: (A) the Maturity Date, (B) payment, repayment, redemption or prepayment or deemed payment, repayment, redemption of prepayment, in each case in full of the principal amount of Loans and other Loan Obligations upon the occurrence of a Prepayment Event, and (C) a termination of this Agreement for any other reason (the occurrence of any of the events set forth in the foregoing clauses (A) through (C), the “End of Term Fee Event”), Borrower shall pay to the Administrative Agent (for further distribution to the Lenders in accordance with their pro rata share of the Loans) as an inducement for making the Loans (and not as a penalty) an amount equal to the End of Term Fee, which End of Term Fee shall be fully earned, and due and payable, on the date of such End of Term Fee Event, and non-refundable when made.”

3.4. Upon giving effect to the Effective Date, Section 2.02 of the Credit Agreement is amended by amending and restating clause (b)(ii) thereof in its entirety in order to read as follows:

“(ii) In addition to the foregoing, the Borrower agrees to pay to the Agents and the Lenders the End of Term Fee, the Waiver Fee and any other fees and expense reimbursements set forth in any Fee Letter or other Loan Document or as otherwise separately agreed by the parties, in such amounts and at such times so specified.”

3.5. Upon giving effect to the Effective Date, Section 2.02(f) of the Credit Agreement is amended by inserting at the end thereof clauses (v), (vi) and (vii), to read as follows:

“(v) Without limiting the generality of the foregoing, it is understood and agreed that if the Obligations are accelerated for any reason, including because of an Event of Default or the commencement of any insolvency proceeding or by operation of law or otherwise, the Specified Fees and Applicable Prepayment Premiums, if any, determined as of the date of acceleration, will be due and payable as though the aggregate principal amount of all Loans outstanding as of such date were voluntarily prepaid as of such date and shall constitute part of the Obligations, in view of the impracticability and extreme difficulty of ascertaining actual damages and by mutual agreement of the parties as to a reasonable calculation of each Lender’s loss as a result thereof. Each Loan Party agrees that payment of any Specified Fee and Applicable Prepayment Premium due hereunder is reasonable under the circumstances currently existing. TO THE FULLEST EXTENT PERMITTED BY LAW, EACH LOAN PARTY EXPRESSLY WAIVES THE PROVISIONS OF ANY PRESENT OR FUTURE STATUTE OR LAW THAT PROHIBITS OR MAY PROHIBIT THE COLLECTION OF THE FOREGOING SPECIFIED FEES OR APPLICABLE PREPAYMENT PREMIUM IN CONNECTION WITH ANY SUCH ACCELERATION INCLUDING IN CONNECTION WITH ANY VOLUNTARY OR INVOLUNTARY ACCELERATION OF THE LOANS AND THE RELATED OBLIGATIONS PURSUANT TO ANY PROCEEDING UNDER ANY DEBTOR RELIEF LAW OR PURSUANT TO A PLAN OF REORGANIZATION.

(vi) Borrower on its own behalf and on behalf of each other Loan Party expressly agrees that: (A) the Specified Fees and Applicable Prepayment Premiums are reasonable and the product of an arm’s-length transaction between sophisticated business people, ably represented by counsel; (B) the fees and premiums described hereunder shall be payable notwithstanding the then prevailing market rates at the time payment is made; (C) there has been a course of conduct between Lenders and Borrower giving specific consideration in this transaction for such agreement to pay the Specified Fees and Applicable Prepayment Premiums; (D) no portion of any Specified Fee or Applicable Prepayment Premium represents “unmatured interest” within the meaning of 11 U.S.C. § 502(b)(2); (E) the Specified Fees and Applicable Prepayment Premiums are not intended to act as or constitute a penalty or punish Borrower or any other Loan Party for any payment or prepayment; and (F) the Loan Parties shall be estopped hereafter from claiming differently than as agreed to in this paragraph. Each Loan Party expressly acknowledges that its agreement to pay the Specified Fees to the Lenders as herein described is a material inducement to the Lenders to enter into the Credit Agreement, provide the Term Loan Commitments, make the Loans and provide any applicable waiver or other consideration agreed to in connection therewith.

(vii) The Loan Parties agree that, once paid, the fees described herein or any part thereof payable hereunder will not be refundable under any circumstances and are in addition to any other fees, costs and expenses payable pursuant to the Credit Agreement or the other Loan Documents. Borrower shall reimburse Agent or such Lender for such costs and expenses as provided in Credit Agreement. Except as expressly provided herein, all such fees will be paid in US dollars and in immediately available funds and shall not be subject to reduction by way of setoff or counterclaim. All or any portion of the fees received by Fortress hereunder may be allocated to any affiliate of Fortress, the Administrative Agent or any other Lender or be shared among Fortress, the Administrative Agent and their respective affiliates.”

3.6. Upon giving effect to the Effective Date, Section 8.02(a)(i) of the Credit Agreement is amended by adding the phrase “and the Waiver Fee” immediately following each reference to “the End of Term Fee”

4. Effectiveness. This Agreement and the modifications to the Credit Agreement as set forth in Section 3 above shall become effective immediately on the date hereof (with effectiveness from the Consent Date with respect to the Specified Waivers and Consents described in Section 2 above) upon the Lenders’ party hereto and the Agent’s satisfaction with each of the following conditions precedent (the date of such satisfaction, the “Effective Date”):

4.1. The Agent (or its counsel) shall have each received the following, each in form and substance satisfactory to the Agent and the Lenders party hereto:

(i)	The counterparts to this Agreement, which shall be duly executed by the Borrower, each Guarantor, the Lenders sufficient to constitute the Requisite Lenders and the Agent;

(ii)	The Second Amendment, Limited Waiver and Consent Under Senior Secured Convertible Note Purchase and Guarantee Agreement and Other Note Documents, dated on or about the date hereof, in form and substance satisfactory to Agent and the Requisite Lenders in their sole discretion (the “NPA Waiver”), which shall be duly executed by the parties thereto (it being understood that the Agent and the Lenders party hereto hereby consent to the NPA Waiver and the Loan Parties’ payment of the “Waiver Fee” as defined in the NPA Waiver);

(iii)	Evidence that all conditions precedent to the NPA Waiver have been satisfied; and

(iv)	A certificate of a Responsible Officer of Holdings addressed to the Agent, in form and substance satisfactory to Agent and certifying (i) as to the matters set forth in Section 6 below and (ii) that all conditions precedent to the Effective Date have been satisfied.

4.2. No Default. Immediately after giving effect to this Agreement and the Specified Waivers and Consents described in Section 2 above, no Default or Event of Default has occurred and is continuing or would result from the execution, delivery or performance of this Agreement.

5. Fees.

5.1. As consideration for this Agreement and the Specified Waivers and Consents and other modifications contained herein, the Borrower has agreed to pay to the Agent, for the benefit of each of the Lenders, a fee (the “Waiver Fee”) in an amount equal to 3.00% of the aggregate principal amounts of any and all Loans and other Obligations advanced or otherwise owed under the Credit Agreement (excluding Obligations arising under the Note Purchase Documents), including, without limitation, any fees, the capitalized interest and any Applicable Prepayment Premiums (collectively, the “Outstanding Amounts”). The Parties hereby acknowledge and agree that, as of the date hereof, the total Outstanding Amounts are $44,833,667.68, consisting of $34,554,406.67 of principal and $198,342.29 of accrued interest outstanding under the Initial Term Loan and $10,061,354.97 of principal and $19,563.75 of accrued interest outstanding under the Tranche 2 Term Loan.

5.2. The Waiver Fee shall be for the ratable benefit of each Lender on a pro rata basis. The Borrower shall pay the Waiver Fee in cash on the Maturity Date. Each party hereto hereby agrees that the Waiver Fee: (x) was fully earned on the Consent Date but shall be due and payable on the Maturity Date; and (y) shall not be refunded or repaid to the Borrower under any circumstances.

5.3. Each Lender party hereto, by delivering its signature page to this Agreement on the Effective Date, shall be deemed to have consented to, approved or accepted or to be satisfied with, this Agreement and each other document required hereunder or thereunder to be consented to, approved by or acceptable or satisfactory to such Lender (if any), unless the Agent shall have received notice from any such Lender prior to the Effective Date specifying its objection thereto.

5.4. All parties to this Agreement agree and acknowledge that the Lenders will have suffered damages on account of the Identified Defaults and that, in view of the difficulty in ascertaining the amount of such damages, the Waiver Fee constitutes a reasonable compensation and liquidated damages to compensate the Lenders on account thereof, the Waiver Fee shall be earned in full on the Effective Date, and shall be due and payable in full in cash, in all respects in accordance with the terms of the Credit Agreement as amended by this Agreement (including without limitation Section 2.02 thereof) on the earliest to occur of (i) the Maturity Date, (ii) any Prepayment Event and (iii) the termination of the Credit Agreement.

5.5. Borrower hereby agrees to pay, within two (2) days after the effectiveness of this Agreement, all fees and expenses of the Agent and the other Secured Parties required to be paid or reimbursed by the Loan Parties on or prior to the Effective Date (including, without limitation, all fees and expenses of Sidley Austin LLP and any and all local counsels to the Agent and the Lenders required or otherwise contemplated to be paid or reimbursed under Section 13.02 of the Credit Agreement) for which invoices have been presented on or prior to the date of such payment, to the appropriate parties (the “Expense Reimbursement”). Each Loan Party hereby acknowledges and agrees that the Borrower’s obligation to pay the Expense Reimbursement on or prior to the date that is two (2) days after the Effective Date constitutes “Obligations” under the Credit Agreement and a failure to timely pay the Expense Reimbursement shall constitute a new and independent Event of Default under Section 8.01 of the Credit Agreement.

6. Representations and Warranties; Ratification of Obligations; Reaffirmation of Guaranty and Loan Documents. Each Loan Party hereby expressly represents and warrants that, immediately after giving effect to the Specified Waivers and Consents contained herein: (a) (i) each of the representations and warranties set forth in Article V of the Credit Agreement are true and correct in all material respects on and as of the Effective Date, except to the extent that such representations and warranties expressly relate to an earlier date, in which case such representations and warranties remain true and correct in all material respects as of such earlier date and, in the case of any of the foregoing, other than representations that are qualified by materiality, which are true and correct in all respects; (ii) no Default or Event of Default has occurred and is continuing; and (iii) no event, change or condition has occurred since the Closing Date that has had or could reasonably be expected to have, a Material Adverse Effect; and (b) each Loan Party hereby expressly: (i) confirms its Obligations (including any guarantee obligation) under each Loan Document, in each case as amended, restated, supplemented or modified immediately after giving effect to this Agreement and the Specified Waivers and Consents contained herein; (ii) confirms that its Obligations as amended, restated, supplemented or modified hereby under the Credit Agreement and the other Loan Documents are entitled to the benefits of the pledges and guarantees, as applicable, set forth in the Loan Documents, in each case, as amended, restated, supplemented or modified immediately after giving effect to this Agreement (including as such grants have been amended, restated, supplemented or modified by this Agreement and the Specified Waivers and Consents contained herein); and (iii) confirms that its Obligations under the Credit Agreement and the other Loan Documents immediately after giving effect to this Agreement constitute Obligations. Each party, by its execution of this Agreement, hereby confirms that the Obligations shall remain in full force and effect (except as such Obligations have been expressly supplemented, amended, restated or modified hereby), and such Obligations shall continue to be entitled to the benefits of the grant set forth in the Collateral Documents, as amended, restated, supplemented or modified hereby.

7. Further Assurances. Each of the undersigned Loan Parties, shall, at the request of the Agent and at such Loan Party’s own expense, do all such acts and things necessary or desirable to give effect to the amendments effected or to be effected pursuant to this Agreement.

8. Release. In consideration of the foregoing amendments, the Loan Parties signatory hereto, and, to the extent the same is claimed by right of, through or under the Borrower or any Guarantor, for its past, present and future successors in title, representatives, assignees, agents, officers, directors and shareholders, does hereby and shall be deemed to have forever remised, released and discharged each of the Secured Parties, and their respective Affiliates, and any of the respective successors-in-title, legal representatives and assignees, past, present and future officers, directors, shareholders, trustees, agents, employees, consultants, experts, advisors, attorneys and other professionals and all other persons and entities to whom any Secured Party or any of its Affiliates would be liable if such persons or entities were found to be liable to the Borrower or any other Loan Party, or any of them (collectively hereinafter the “Indemnified Parties”), from any and all manner of action and actions, cause and causes of action, claims, charges, demands, counterclaims, suits, debts, dues, sums of money, accounts, reckonings, bonds, bills, specialties, covenants, contracts, controversies, damages, judgments, expenses, executions, liens, claims of liens, claims of costs, penalties, attorneys’ fees, or any other compensation, recovery or relief on account of any liability, obligation, demand or cause of action of whatever nature, whether in law, equity or otherwise (including without limitation those arising under 11 U.S.C. §§ 541-550 and interest or other carrying costs, penalties, legal, accounting and other professional fees and expenses, and incidental, consequential and punitive damages payable to third parties), whether known or unknown, fixed or contingent, joint and/or several, secured or unsecured, due or not due, primary or secondary, liquidated or unliquidated, contractual or tortious, direct, indirect, or derivative, asserted or unasserted, foreseen or unforeseen, suspected or unsuspected, now existing, heretofore existing or which may heretofore accrue against any of the Indemnified Parties, whether held in a personal or representative capacity, and which are based on any act, fact, event or omission or other matter, cause or thing occurring at or from any time prior to and including the date hereof in any way, directly or indirectly arising out of, connected with or relating to this Agreement or the Loan Documents, and the transactions contemplated hereby and thereby, and all other agreements, certificates, instruments and other documents and statements (whether written or oral) related to any of the foregoing.

9. No Actions, Claims, Etc. Each Loan Party acknowledges and confirms that it has no knowledge of any actions, causes of action, claims, demands, damages or liabilities of whatever kind or nature, in law or in equity, against any Secured Party, in any case, arising from any action or failure of any Secured Party to act under this Agreement or any other Loan Document on or prior to the date hereof, or of any offset right, counterclaim or defense of any kind against any of its respective obligations, indebtedness or liabilities to any Secured Party or any of their Affiliates under this Agreement or any other Loan Document. Each Loan Party unconditionally releases, waives and forever discharges on its own behalf and on behalf of each of its subsidiaries and Affiliates (i) any and all liabilities, obligations, duties, promises or indebtedness of any kind of any Secured Party to such Loan Party, except the obligations required to be performed by any Secured Party or its Affiliates or agents under the Loan Documents on or after the date hereof and (ii) all claims, offsets, causes of action, suits or defenses of any kind whatsoever (if any), whether arising at law or in equity, whether known or unknown, which such Loan Party might otherwise have against any Secured Party in connection with this Agreement or the other Loan Documents or the transactions contemplated thereby, in the case of each of clauses (i) and (ii), on account of any past or presently existing condition, act, omission, event, contract, liability, obligation, indebtedness, claim, cause of action, defense, circumstance or matter of any kind.

10. Reference to and Effect on the Credit Agreement and the Other Loan Documents. On and after the Effective Date, each reference in the Credit Agreement or the other Loan Documents to “this Agreement”, “the Credit Agreement”, “the Security Agreement”, “the Loan Documents”, “hereunder”, “hereof”, “thereunder”, “thereof” or words of like import referring to the Credit` Agreement, the Security Agreement and each of the other Loan Documents, shall mean and be a reference to the Credit Agreement, the Security Agreement and/or, as the context may require, the Loan Documents, as amended or amended and restated by this Agreement. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided herein, operate as a waiver or novation of any Loan Document or of any right, power or remedy of any Secured Party under any Loan Document, nor, except as expressly provided herein, constitute a waiver or novation of any provision of any of the Loan Documents. The parties hereto hereby acknowledge and agree that this Agreement is both a “Loan Document” and a “Fee Letter” under and as described in the Credit Agreement.

11. Incorporation of Terms. The provisions of Section 12.01 (Notices), Section 12.02 (Governing Law; Submission to Jurisdiction), Section 12.03 (Waiver of Jury Trial), Section 13.01 (Successors and Assigns), Section 13.05 (Amendments in Writing; Waiver; Integration), Section 13.02 (Costs and Expenses; Indemnification), Section 13.06 (Counterparts), Section 13.07 (Survival) and Section 13.09 (Electronic Execution of Documents) of the Credit Agreement shall be incorporated into this Agreement as if set out in full in this Agreement and as if references in those sections to “this Agreement” are references to this Agreement.

[Signature pages to follow.]

Execution Version

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

DBFIP ANI LLC,
as Agent, Note Agent and a Lender

By:	/s/ Jennfier Sorkin
Name:	Jennifer Sorkin
Title:	Treasurer

[Signature Page to Airspan Fourth Amendment, Limited Waiver and Consent under Credit
Agreement and Other Loan Documents]

Execution Version

IN WITNESS WHEREOF, the undersigned has caused this Agreement to be executed and made effective as of the date first written above:

LOAN PARTIES:

AIRSPAN NETWORKS HOLDINGS INC.
(f/k/a New Beginnings Acquisition Corp.), a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Airspan Fourth Amendment, Limited Waiver and Consent under Credit
Agreement and Other Loan Documents]

Execution Version

AIRSPAN NETWORKS INC.,
a Delaware corporation, as Borrower and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN IP HOLDCO LLC,
a Delaware limited liability company, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

AIRSPAN NETWORKS (SG) INC.,
a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

MIMOSA NETWORKS, INC.,
a Delaware corporation, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Airspan Fourth Amendment, Limited Waiver and Consent under Credit
Agreement and Other Loan Documents]

MIMOSA NETWORKS INTERNATIONAL, LLC,
a Delaware limited liability company, as a Guarantor and Grantor

By:	/s/ David Brant
Name:	David Brant
Title:	Senior Vice President and Chief Financial Officer

[Signature Page to Airspan Fourth Amendment, Limited Waiver and Consent under Credit
Agreement and Other Loan Documents]

Execution Version

AIRSPAN COMMUNICATIONS LIMITED, a United Kingdom corporation, as a Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

AIRSPAN NETWORKS LTD.
an Israel corporation, as a Guarantor

By:	/s/ David Brant
Name:	David Brant
Title:	Director

AIRSPAN JAPAN KK,
a Japanese corporation, as a Guarantor

By:	/s/ Steven P. Shipley
Name:	Steven P. Shipley
Title:	Representative Director

[Signature Page to Airspan Fourth Amendment, Limited Waiver and Consent under Credit
Agreement and Other Loan Documents]